UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2023, PAVmed Inc. (the “Company”) held an annual meeting of stockholders (the “2023 Annual Meeting”). Stockholders representing approximately 61.0% of the shares outstanding and entitled to vote were present in person or by proxy. At the 2023 Annual Meeting, the stockholders elected each of management’s nominees for director and approved one of the other two matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. The election of two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is divided into three classes, Class A, Class B and Class C. As of the 2023 Annual Meeting, there were two directors in Class A, Ronald M. Sparks and Timothy Baxter, whose terms expired at the 2023 Annual Meeting, two directors in Class B, James L. Cox, M.D. and Debra J. White, whose terms expire at the 2024 annual meeting of stockholders, and three directors in Class C, Lishan Aklog, M.D., Michael J. Glennon and Joan B. Harvey, whose terms expire at the 2025 annual meeting of stockholders. The board nominated Mr. Sparks and Mr. Baxter for re-election as Class A directors. Each of the board’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Ronald M. Sparks	21,571,438	2,961,537	38,550,489
Timothy Baxter	22,077,090	2,455,885	38,550,489

2. A proposal to approve an amendment to the Company’s certificate of incorporation, as amended, to incorporate new Delaware law provisions regarding officer exculpation. The amendment was not approved, because it did not receive the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the amendment, as follows:

For	Against	Abstain	Broker Non-Votes
22,962,343	1,211,939	358,693	38,550,489

3. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2023. The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
62,544,780	402,955	135,729	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 21, 2023	PAVMED INC.

		By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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